Exhibit 99.1

May 17, 2007

Dear Shareholders:

Enclosed you will find information related to our upcoming shareholders’ annual meeting, which we have scheduled for Tuesday, June 12th, at the Sheraton Palo Alto Hotel in Palo Alto, CA. The meeting will begin at 10 AM Pacific Time; lunch will be provided following the meeting.

For your convenience we have arranged for a special rate for hotel rooms both onsite at the Sheraton Palo Alto Hotel (650-328-2800), and in Mountain View at the Hotel Avante (650-940-1000), which is located approximately 10 miles south of Palo Alto. We encourage you to book your rooms soon as space can fill up quickly in the Silicon Valley.

In the event that you are unable to attend the meeting in person, we are planning to provide conference call access. The dial-in access number is (866) 862-3897 for domestic callers or (416) 641-6157 for international callers, and the passcode is 3223237. The conference call also will be webcast at the following address:
http://www.voyant.net/2007shareholdersmeeting

If you are unable to participate, an audio recording of the meeting will be made available for a two-week period starting 2 days after the call. This recording can be accessed by dialing (800) 408-3053 or (416) 695-5800 and entering confirmation pass code 3223237.

Prior to the meeting, we will make available to you and the public the presentation that we have planned for the meeting. This presentation will be available at www.voyant.net and via www.sec.gov.

We are looking forward to the opportunity to meet with many of you and hope that you can attend. Please let us know to expect you by sending us email at investorrelations@voyant.net or calling 800-710-6637 and asking for David Wells. Please do not hesitate to contact David or me prior to the meeting if we can be of any assistance.

Sincerely,

Dana R. Waldman

Chief Executive Officer

Voyant International Corp.

530 Lytton Ave., 2nd Floor, Palo Alto, CA 94301

Tel: (650) 798-5100

VOYANT INTERNATIONAL CORPORATION

530 Lytton Avenue
2nd Floor
Palo Alto, California 94301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2007

To the Stockholders of Voyant International Corporation:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Voyant International Corporation, a Nevada corporation (the "Company"), will be held at the Sheraton Palo Alto Hotel, located at 625 El Camino Real, Palo Alto, California 94341, on June 12, 2007, at 10:00 AM, local time, to act upon the following:

1.	To consider and vote upon the election of four directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

and to transact such other business as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any items to be presented at the meeting.

Only stockholders of record as of the close of business on May 2, 2007, will be entitled to vote at the meeting.

By Order of the Board of Directors,

/s/ Mark M. Laisure
Mark M. Laisure
Chairman of the Board

/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer, Director and Secretary

Palo Alto, California

May 17, 2007

IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.

YOUR VOTE IS IMPORTANT.

PLEASE MARK, DATE, SIGN, AND RETURN YOUR PROXY CARD.

____________________________________

MEETING INFORMATION STATEMENT

____________________________________

VOYANT INTERNATIONAL CORPORATION

530 Lytton Avenue
2nd Floor
Palo Alto, California 94301

(800) 710-6637
____________________________________

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 12, 2007

____________________________________

This meeting information statement is being furnished to holders of shares of (i) common stock, par value $0.001 per share (the "Common Stock") and (ii) the Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of Voyant International Corporation, a Nevada corporation (“Voyant” or the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held June 12, 2007, at 10:00 a.m. local time at the Sheraton Palo Alto Hotel, located at 625 El Camino Real, Palo Alto, California 94341. This meeting information statement, the enclosed form of proxy and a copy of the Company’s Annual Report on Form 10-KSB are first being mailed on or about May 17, 2007 to stockholders of the Company entitled to vote.

PROXIES

The shares of Common Stock and Convertible Preferred Stock represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the persons named herein will vote FOR each of the nominees for director set forth in the Notice of Annual Meeting of Stockholders. As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.

REVOCABILITY OF PROXIES

A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

PERSONS MAKING THE SOLICITATION

The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES

The Common Stock and the Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Preferred Stock at the close of business on May 2, 2007 (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting. At the close of business on the Record Date, there were 118,596,408 shares of Common Stock and 2,000 shares of Preferred Stock outstanding.

The Preferred Stock has certain voting rights such that at each meeting of the shareholders of the Company (and for purposes of written actions of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Company for their action or consideration, should the holders of all shares of the Preferred Stock vote alike with respect to a certain matter, then each share of the Preferred Stock shall represent 100,000 votes, with the holders of both the Preferred Stock and Common Stock voting together as a single class (the "First Scenario"). However, should the holders of the shares of Preferred Stock vote differently with respect to a certain matter, then each share of the Preferred Stock shall represent only one vote, with the holders of the Preferred Stock and Common Stock voting together as a single class (the "Second Scenario").

Accordingly, at the close of business on the Record Date, the Common Stock and Preferred Stock are entitled to vote as a group the equivalent of an aggregate of 318,596,408 shares of Common Stock on the basis of one vote per share of Common Stock and 100,000 votes per share of Preferred Stock under the First Scenario, and the equivalent of an aggregate of 118,598,408 shares of Common Stock on the basis of one vote per share of Common Stock and one vote per share of Preferred Stock under the Second Scenario.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting. Under the Nevada Revised Statutes, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the annual meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions on how to vote from the beneficial owner.

A plurality of the votes duly cast is required for the election of directors. Abstentions and broker non-votes will not be counted for the election of directors.

At the close of business on the Record Date, the following individuals are the only holders of the Preferred Stock, each holding 1,000 shares: Mark M. Laisure, who is Chairman of the Board, and Scott Fairbairn, who is the Chief Technology Officer and a director (collectively the “Preferred Stock Holders”). The Preferred Stock Holders intend to vote "For" Proposal 1. Accordingly, it is expected that Proposal 1 will be approved. Nevertheless, whether or not you plan to attend the annual meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States.

SUMMARY OF PROPOSAL TO BE VOTED ON AT THE MEETING

PROPOSAL 1:

 Election of Directors

The following persons have consented to be nominated and, if elected, to serve as directors of the Company:

Dana R. Waldman,

Mark M. Laisure,
Scott Fairbairn
Volker Anhaeusser.

The Board of Directors recommends a vote “FOR” the election of the nominees.

PROPOSAL 1:

Election of Directors

Our Board of Directors currently has four members. Each of these directors is standing for re-election, to hold office until the next Annual Meeting of Shareholders. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement. The principal occupation and certain other information about the nominees are set forth below.

The nominees are currently members of the Board and have indicated a willingness to serve as directors if selected.  Our Board has no reason to believe that any director nominee will be unable to serve as a director or will become unavailable for any reason.  If, at the time of the Annual Meeting, any director nominee becomes unavailable for any reason, the persons entitled to vote the proxy will vote, as such persons determine in their discretion, for such substituted nominee, if any.

The following table sets forth certain information with respect to our director nominees, including the name and age of each nominee, his or her principal occupation and business experience, and the commencement of his or her term as a director.

Name	Age	Positions and Offices Held	Since

Dana R. Waldman	42	Director (since November 1, 2006), Chief Executive Officer and Secretary	January 1, 2007
Mark M. Laisure	36	Chairman of the Board	May 16, 2003
Scott Fairbairn	40	Director (from April 5, 2006) and Chief Technology Officer	November 21, 2003
Volker Anhaeusser	58	Director	April 5, 2006

Dana R. Waldman

Dana R. Waldman was appointed Chief Executive Officer of the Company by written resolution of the Board of Directors dated as of February 15, 2007. Mr. Waldman, 42, has been employed by WAA, LLC for the 5 years prior to his appointment at the Company. He has over 20 years’ experience building and leading businesses in the multi-media, communications, signal processing, software and other technology areas. He has created and led businesses focused on vertical markets including media and entertainment, telecommunications, enterprise markets and the government sector in both start-up and Fortune 500 environments. After 13 years in executive management positions at Ford Aerospace, Loral, and Lockheed Martin, he founded and became CEO of Centerpoint Broadband Technologies, which raised over $200M and achieved a company valuation of over $1B. Mr. Waldman has served as CEO of several start-up companies and as well as a venture capitalist and M&A specialist. Since January, 2002, Mr. Waldman has been self employed as a business consultant.  Mr. Waldman has been serving as a Director of the Company since November 2006.

Mark M. Laisure

Mark Laisure, the Company's Chief Executive Officer and Chairman of the Board, joined the Company in 2003 as its President. Mark's career started in securities brokerage and investment banking, serving as a principal for both UBS PaineWebber and Shields & Company. He was a member of the founding team of Inktomi Corporation, a leading provider of OEM Web search and paid inclusion services. Inktomi, which was acquired by Yahoo!, brought Amazon.com, eBay, HotBot, MSN, and WalMart.com as partners and customers.

In 1999, Mark joined Military Commercial Technologies, Inc. (MILCOM), a venture-backed company that conceives, creates and launches technology companies in partnership with defense contractors, commercial companies, federal laboratories and other leading-edge research and development sources. At MILCOM, Mr. Laisure participated in the launch and growth of several affiliate companies.

In 2002, Mark co-founded iNetNow, Inc. which pioneered the enhanced information delivery space and established alliances with Lycos, Telefonica and i3Mobile.

Scott Fairbairn

Scott Fairbairn is the Chief Technology Officer of the Company. Since 1985, he has contributed to the design, development, and delivery of technology solutions across a wide range of industries including telecom, financial services, multimedia, security, and internet commerce. From 1985 through 2005, he operated four entrepreneurial startups which were sold in acquisitions to certain private and publicly traded entities.

In 1996 he founded Breakthrough Technologies, Inc. which became a provider of enterprise-class rapid application development services. It developed and licensed a suite of platform components for XML-based content delivery, caching services, and data-driven internet applications used in many of its customer deployments. Breakthrough also developed the core technologies behind RocketStream, a patent-pending suite of technologies and products capable of delivering synchronized, high-fidelity video, audio, text, and VOIP data over a centralized network to worldwide participants in real-time.

Scott holds a BSEE degree from the Georgia Institute of Technology.

Volker Anhaeusser

Volker Anhaeusser has been a member of the Board of Directors since April 2006. Mr. Anhaeusser serves as a principal member and shareholder of the German law firm of Anhaeusser, Unger, & Bergien, whose specialty is corporate and business law. Dr. Anhaeusser serves on the Board of Directors of several German and US−based corporations with operations in software technology, Internet communications, pharmaceuticals, and corporate finance, including GROUP Technologies AG, AGIVERA AG, STAAR Surgical (USA), and Canon−STAAR (Tokyo, Japan).

Vote Required

The affirmative vote of stockholders holding a plurality of the issued and outstanding shares of Voyant entitled to vote, present in person or represented by proxy, at the annual meeting is required to elect the four members of Voyant's Board of Directors.

The stockholders who hold an aggregate of 100% of the outstanding Preferred Stock are expected to vote “FOR” this proposal.

The Board of Directors recommends a vote “FOR” the election of the nominees.

ANNUAL REPORT

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (the “Annual Report”) accompanies this meeting information statement. Additional copies may be obtained from the Internet homepage of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  We will, upon written request and without charge, provide to any person solicited hereunder additional copies of the Annual Report as filed with the Commission.  Requests should be addressed to Sean Collins, CCG Investor Relations, 10960 Wilshire Boulevard, Suite 2050, Los Angeles, California 90024. Also, such report may be obtained from our Internet homepage at http://www.voyant.net.

OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in the Notice of Annual Meeting.  If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact David R. Wells, Voyant International Corporation, 530 Lytton Ave. 2nd Floor, Palo Alto, California 94301, or telephone (800) 710-6637. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Mark M. Laisure
Mark M. Laisure
Chairman of the Board

/s/ Dana R. Waldman
Dana R. Waldman
Chief Executive Officer, Director and Secretary

Palo Alto, California

May 17, 2007